Investor Presentation

Certain statements contained in this presentation, including, without limitation, statements containing the words “believes”, “anticipates”, “intends”, and
“expects”, and words of similar import, constitute “forward-looking statements”
within the meaning of Section 27A of the Securities Act of 1933 and Section 21E
of the Securities Exchange Act of 1934.  Such forward looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements.  Such factors include, among others, the following; general economic and business conditions in those areas in which the Company operates, demographic changes, competition, fluctuations in interest rates, changes in business strategy or development plans, changes in governmental regulation, credit quality, the availability of capital to fund the expansion of the Company’s business, and other factors referenced in this report.  The Company disclaims any obligation to update any such factors or to publicly announce the results of any revisions to any of the forward-looking statements contained herein to reflect future events or developments.

Overview of Community Bancorp

Largest independent community bank focused on
the high growth markets of northern San Diego
County & southern Riverside County with
approximately $461 million in Assets.

Five branch locations along the attractive I-15
corridor

Focused on building business core deposit
relationships

Company Overview

Strength in generating quality assets

SBA Preferred lender in California, Arizona,
Oregon & Nevada

Excellent credit quality

Average net chargeoffs to average loans
over the last 5 years is 0.13%

Current NPAs, net of gov’t guarantees to
total assets are 0.46%

Company Overview

A focus on growth in core deposits, an expanding
net interest margin and exceptional loan growth
has led to increased profits and higher ROEs.

Company Overview

EPS

ROE

6

*The Company completed a 725,000 share offering for $10.9 million on August 7, 2003.  Without the offering, EPS and ROE would have been $0.39 and 24.8%, respectively, for the quarter.

*

*

Experienced Management Team

Years of

Management

Position

Experience

Gary Deems

Chairman

30+

Tom Swanson

(1)

Chief Executive Officer

30+

Mike Perdue

(1)

President & Chief Operating Officer

25+

Bruce Mills

Chief Financial Officer

20+

Don Murray

Chief Credit Officer

20+

Gary Youmans

EVP & Head of SBA

30+

Michael Patterson

Chief Administrative Officer

25+

(1) Tom Swanson will be retiring at the end of the year at which time Mike Perdue will assume the title of President and Chief Executive Officer.

Corporate Strategy

Enhance profitability and expand the community
banking franchise

Maintain high credit quality

Increase core deposits and lower cost of funds

Continue to manage capital efficiently

Attractive Marketplace: Branches

New branch to open in 2004

Attractive Marketplace

In terms of population, San Diego and Riverside counties are among the top ten fastest growing counties in the U.S.

Attractive Marketplace

Community plans to open its next branch in Murrieta

San Diego county averaged 4.3% unemployment in 2002     vs.
6.2% for the U.S.

Deposit Market Share

In CMBC’s Cities Served

Source: SNL Securities Branch Migration; Combined deposit market share in Bonsall, Fallbrook, Escondido, Vista & Temecula.

Community is the #1 community bank in its market

Business Lines

Community Bancorp Inc.

Banking Division

SBA Division

Net Income Breakout of Banking and
SBA Divisions

($000s)

Banking Division

  Superior Asset Generation Capabilities

  Business loans

  Commercial real estate loans

  Construction

  Small aircraft loans

  Growing Core Deposit Base

  Focus on business transaction accounts

  Develop marketing strategies targeting business customers

  Big bank products, community bank service

  Operating in a Consolidated Market

  Large Bank acquisitions in our market area have created

    exceptional opportunities for mid sized community banks

Banking Division

Transaction Deposit Growth

($000s)

CAGR = 14%

+30%

Deposit Mix 9/30/03

Loan Portfolio

SBA Division

   Core solid business – Active SBA lender since 1990

   Exceptional growth in originations

   Preferred Lender with 2 Product Types:

7(a)

504

   Contributes three recurring revenue streams:

Interest income on retained loans

Gain on sale revenue

Servicing income on loans sold to others

SBA Originations by Loan Type

($000s)

Financial Performance

Exceptional 2003 performance

Expanding net interest margin driven primarily by lower cost of funds

Consistent SBA gain on sale revenue between $1.0 and $1.5
million per quarter

Excellent credit quality; the average net charge offs to
average loans over the last 5 years is 0.13%

Financial Performance: Summary

22

$0.30

4.72%

21.1%

1.07%

1Q 2003

1.33%

1.27%

0.77%

ROA

$0.35*

$0.36

$0.84

EPS

4.91%

4.98%

4.40%

Net Interest Margin

19.9%*

24.1%

16.0%

ROE

3Q 2003

2Q 2003

2002

*The Company completed a 725,000 share offering for $10.9 million on August 7, 2003.  Without the offering, EPS and ROE would have been $0.39 and 24.8%, respectively, for the quarter.

Net Income

($000s)

* 9 months ended 3Q03 annualized

CAGR* = 36%

Assets

CAGR = 29%

($000s)

Net Income by Quarter

($000s)

+21%

+9%

+20%

+21%

+21%

+11%

Fully Diluted EPS by Quarter

($000s)

*

*The Company completed a 725,000 share offering for $10.9 million on August 7, 2003.  Without the offering, EPS and ROE would have been $0.39 and 24.8%, respectively, for the quarter.

($000s, except per share items)

Balance Sheet

1999

2000

2001

2002

3Q03

CAGR

Assets

175,981

280,696

$

370,223

$

415,698

$

461,100

$

29%

Gross Loans

247,425

145,521

308,474

387,359

30%

Reserves

(1,119)

(1,988)

(2,788)

(3,945)

(4,545)

45%

Deposits

157,392

252,697

333,334

363,952

381,189

27%

Equity

11,337

12,236

16,501

20,573

35,028

35%

Balance Sheet Ratios

Equity to Assets

6.4%

4.4%

4.5%

5.0%

7.6%

Tier 1 Leverage Ratio

6.7%

5.9%

6.2%

6.8%

10.2%

Tier 1 to RWA

7.8%

7.1%

7.7%

7.9%

11.7%

Total Capital Ratio

8.7%

10.7%

10.3%

10.0%

13.7%

Loans to Deposits

90.6%

92.7%

80.8%

79.8%

101.6%

Reserves to Loans

0.8%

0.8%

0.9%

1.1%

1.2%

343,416

$

Balance Sheet

($000s, except per share items)

9mos. Ended

Income Statement

1999

2001

2002

3Q03

CAGR*

Net Interest Income

8,544

11,370

12,724

16,120

14,902

23%

Gain on Sale of Loans

3,631

162

1,091

4,410

3,723

8%

Other Noninterest Income

1,852

2,016

1,868

2,091

1,854

7%

Noninterest Expense

10,829

11,017

12,328

15,504

12,725

12%

Loan Loss Provision

385

965

1,470

1,561

1,195

43%

Net Income

1,551

1,001

1,102

3,006

3,994

36%

EPS

0.54

$

0.35

$

0.35

$

0.84

$

1.01

$

26%

Income Statement Ratios

ROAA

1.02%

0.43%

0.34%

0.77%

1.23%

ROAE

15.3%

8.6%

7.8%

16.0%

21.5%

Net Interest Margin

6.23%

5.20%

4.18%

4.40%

4.90%

Efficiency Ratio

77.9%

81.3%

78.6%

68.5%

62.1%

* 2003 financials annualized for the CAGR

Income Statement

2000

Credit Quality

($000s)

9 mos. Ended

9/30/03

Credit Quality

NPLs

2,378

$

NPAs

3,577

$

NPLs / Loans

0.61%

NPAs / Assets

0.78%

Loan Loss Allowance

4,545

$

NCOs / Avg. Loans

0.22%

Loan Loss Allowance to Loans Held for Investment

1.37%

Loan Loss Allowance to NPLs, net of gov't guarantees

499%

Net of Gov't Guarantees

NPLs net of gov't guarantees

910

$

NPAs net of gov't guarantees

2,109

$

NPLs net of gov't guarantees / Loans

0.23%

NPAs net of gov't guarantees / Assets

0.46%

NCOs to Avg. Loans

ROAA

ROAE

*

*The Company completed a 725,000 share offering for $10.9 million on August 7, 2003.  Without the offering, ROE would have been 24.8%  for the quarter.

Net Interest Margin by Quarter

Efficiency Ratio

Investment Considerations

Investment Considerations

Expanding market share in the high growth markets of
northern San Diego County and southern Riverside
County

Addition of new CEO with in-market experience

Asset generation strength

Stable, recurring SBA income

Pristine credit quality

Outstanding financial performance

36